UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Check the appropriate box:
☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

Recruiter.com Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

Recruiter.com Group, Inc.

100 Waugh Dr., Suite 300

Houston, Texas 77007

(855) 931-1500

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the stockholders of Recruiter.com Group, Inc.:

We are pleased to invite you to attend a Special Meeting of the Stockholders (the “Special Meeting”) of Recruiter.com Group, Inc., a Delaware corporation (the “Company”), which will be held at 11:00 a.m. local time on May 6, 2020 at Club 75 located at 75 Rockefeller Plaza, New York, NY 10019, for the following purposes:

1.	Approve an increase from 31,250,000 to 250,000,000 shares in the number of shares of Common Stock the Company is authorized to issue (the “Authorized Share Increase”), and approve a corresponding amendment to the Company’s Certificate of Incorporation, as amended, to effect the Authorized Share Increase;

2.	Approve an Agreement and Plan of Merger pursuant to which the Company will merge with and into Recruiter.com Group, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company, resulting in reincorporation from the State of Delaware to the State of Nevada (the “Reincorporation”); and

3.	Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Reduction and/or Reincorporation.

The Company’s Board of Directors (the “Board”) has fixed the close of business on March 26, 2020 as the date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

Important notice regarding the availability of proxy materials for the Special Meeting to be held on May 6, 2020:

The Notice and Proxy Statement are available at https://www.equitystock.com.

This Notice of Special Meeting and the accompanying proxy statement and form of proxy are first being mailed on or about March 30, 2020 to our stockholders of record entitled to vote at the Special Meeting.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to stockholders. Registration and seating will begin at 10:00 a.m. local time. Shares can be voted at the meeting only if the holder is present in person or is represented by valid proxy.

For admission to the meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ Evan Sohn
Evan Sohn
Executive Chairman

Dated: March 30, 2020

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

i

Recruiter.com Group, Inc.

Club 75 at 75 Rockefeller Plaza,
New York, NY 10019

(855) 931-1500

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being sent to the holders of shares of voting stock of Recruiter.com Group, Inc., a Delaware corporation (the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at a Special Meeting of Stockholders of the Company which will be held at 11:00 a.m. local time on May 6, 2020 at Club 75 located at 75 Rockefeller Plaza, New York, NY 10019 (the “Special Meeting”). The Notice of Special Meeting and this Proxy Statement and form of proxy are first being mailed on or about March 30, 2020 to our stockholders of record entitled to vote at the Special Meeting.

Who is entitled to vote at the Special Meeting?

The Board has fixed the close of business on March 26, 2020 as the record date (the “Record Date”) for a determination of the stockholders entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were (i) _____________ shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company, (ii) _____________ shares of Series D Convertible Preferred Stock, par value $0.0001 per share (“Series D Preferred Stock”) of the Company, (iii) _____________ shares of Series E Convertible Preferred Stock, par value $0.0001 per share (“Series E Preferred Stock”) of the Company, and (iv) _____________ shares of Series F Convertible Preferred Stock, par value $0.0001 per share (“Series F Preferred Stock,” and together with the Series D Preferred Stock and Series E Preferred Stock, the “Preferred Stock”) of the Company, outstanding. Each share of the Company’s Common Stock represents one vote that may be voted on each matter that may come before the Special Meeting. The holders of Preferred Stock are entitled to vote on all matters submitted to stockholders of the Company and are entitled to the number of votes for each share of Preferred Stock owned as of the Record Date equal to the number of shares of Common Stock such shares of Preferred Stock are convertible into at such time, subject to the limitation on the beneficial ownership set forth in the Certificates of Designation of Preferred Stock of 4.99% or 9.99%, to the extent the 4.99% limitation has been waived by the holder.

What matters will be voted on at the Special Meeting?

The three proposals that are scheduled to be considered and voted on at the Special Meeting are as follows:

1. Approve an increase from 31,250,000 to 250,000,000 shares in the number of shares of Common Stock the Company is authorized to issue (the “Authorized Share Increase”), and approve a corresponding amendment to the Company’s Certificate of Incorporation, as amended, to effect the Authorized Share Increase;

2. Approve an Agreement and Plan of Merger pursuant to which the Company will merge with and into Recruiter.com Group, Inc., a Nevada corporation and a wholly owned subsidiary of the Company, resulting in reincorporation from the State of Delaware to the State of Nevada (the “Reincorporation”); and

3. Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Reduction and/or Reincorporation (the “Adjournment”).

What are the Board’s voting recommendations?

The Board of Directors recommends that you vote “FOR” the Authorized Share Increase, “FOR” the Reincorporation and “FOR” the Adjournment.

Why does the Company need to hold this vote?

The Company is required to increase the number of shares of Common Stock it is authorized to issue to comply with the applicable reserve requirements contained in the Amended and Restated Certificates of Designation of the Preferred Stock, filed with the Secretary of State of the State of Delaware on March 29, 2019, and the warrants to purchase Common Stock of the Company at the exercise price of $1.60 per share, issued in March, May and June of 2019 (the “2019 Warrants”). The sole purpose of the Reincorporation is to reduce the Company’s future annual franchise taxes. If the Authorized Share Increase is effected without effecting the Reincorporation, we will be required to pay approximately $200,000 annually in future Delaware franchise taxes.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Equity Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Special Meeting?

Record holders and beneficial owners may attend the Special Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date. Please see below for instructions on how to vote at the Special Meeting if your shares are held in street name.

How do I vote?

If you are a stockholder of record, you may:

1.	Vote by Internet. The website address for Internet voting is on your proxy card.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card.
3.	Vote by fax. Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services.
4.	Vote in person. Attend and vote at the Special Meeting.

If you vote by Internet or fax, please DO NOT mail your proxy card.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Special Meeting, please bring with you evidence of your ownership as of the record date (such as a letter from your nominee confirming your ownership or a bank or brokerage firm account statement) and a legal proxy from your nominee authorizing you to vote your shares.

What constitutes a quorum?

To carry on the business of the Special Meeting, we must have a quorum. A quorum is present when one-third of the voting power of the issued and outstanding capital stock of the Company, as of the Record Date, are represented in person or by proxy. However, because the Company must obtain a majority of the outstanding shares entitled to vote to approve each of the Authorized Share Increase and the Reincorporation, we need to exceed the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if the Company is unable to obtain a quorum?

If a quorum is not present to transact business at the Special Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit solicitation of proxies.

Which proposals are considered “Routine” or “Non-Routine”?

Proposals 1, 2 and 3 are routine proposals.

What is a “broker non-vote”?

If your shares are held in street name, you must instruct the organization which holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the proposals submitted to a vote at the Special Meeting.

If you are a stockholder of record, and you sign and return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters, but not on non-routine matters. If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by the Board on any non-routine matter.

How many votes are needed for each proposal to pass?

Proposals		Vote Required
(1)	Approve the Authorized Share Increase and a corresponding amendment to the Certificate of Incorporation to effect the Authorized Share Increase;	Majority of (i) outstanding shares entitled to vote; and (ii) majority of outstanding shares of Common Stock (voting as a separate class)
(2)	Approve an Agreement and Plan of Merger pursuant to effect the Reincorporation in Nevada; and	Majority of outstanding shares entitled to vote
(3)	Approve the Adjournment.	Majority of the voting power present

What constitutes outstanding shares entitled to vote?

Approval of Proposal 1 and Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote. At the close of business on the Record Date, there were _____________ shares outstanding and entitled to vote, including: (i) _____________ shares of Common Stock and (ii) _____________ shares of Common Stock the shares of Preferred Stock outstanding as of the Record Date were convertible into as of such date, after giving effect to the limitation on the beneficial ownership set forth in the relevant Certificates of Designation of Preferred Stock of 4.99% or 9.99%, to the extent the 4.99% limitation has been waived by the holder.

Is broker discretionary voting allowed and what is the effect of broker non-votes?

Proposals		Broker Discretionary Vote Allowed	Effect of Broker Non-Votes on the Proposal
(1)	Approve the Authorized Share Increase and a corresponding amendment to the Certificate of Incorporation to effect the Authorized Share Increase;	Yes	None
(2)	Approve an Agreement and Plan of Merger pursuant to effect the Reincorporation in Nevada; and	Yes	None
(3)	Approve the Adjournment.	Yes	None

What is the effect of abstentions?

Proposals		Effect of Abstentions on the Proposal
(1)	Approve the Authorized Share Increase and a corresponding amendment to the Certificate of Incorporation to effect the Authorized Share Increase;	Against
(2)	Approve an Agreement and Plan of Merger pursuant to effect the Reincorporation in Nevada; and	Against
(3)	Approve the Adjournment.	Against

What are the voting procedures?

You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Special Meeting by giving written notice to the Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by the Company’s officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

Could other matters be decided at the Special Meeting?

Other than the Authorized Share Increase proposal, the Reincorporation proposal and the Adjournment proposal, no other matters will be presented for action by the stockholders at the Special Meeting.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce the Company’s printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold the Company’s Common Stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company’s Corporate Secretary at: Recruiter.com Group, Inc., 100 Waugh Dr. Suite 300, Houston, Texas 77007, Attention: Corporate Secretary.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company’s Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I have dissenters’ (appraisal) rights?

Appraisal rights are not available to the Company’s stockholders with any of the proposals brought before the Special Meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors have any interest in any of the matters to be acted upon at the Special Meeting.

The Board Recommends that stockholders Vote “FOR” Proposals 1, 2 and 3.

PROPOSAL 1. APPROVAL OF THE AUTHORIZED SHARE INCREASE

The Board is asking stockholders to approve the Authorized Share Increase from 31,250,000 to 250,000,000 shares and a corresponding amendment to the Certificate of Incorporation to effect the Authorized Share Increase (the “Amendment”).

Purpose of the Authorized Share Increase

Pursuant to the terms of the Certificates of Designation of Preferred Stock and the 2019 Warrants, the Company is required to reserve and maintain at any time the reserve of shares of Common Stock in the amount equal to 200% of the number of shares issuable upon conversion of the Preferred Stock or exercise of the 2019 Warrants, as applicable. The Company is currently not in compliance with these reserve requirements and is seeking waivers of the non-compliance and the resulting cash penalties estimated to total approximately $6 million. The Company needs to implement the Authorized Share Increase in order to regain compliance with these reserve requirements and avoid future penalties. Based on ___________ shares of Preferred Stock and __________ 2019 Warrants outstanding as of the Record Date, the Company needs to increase the number of shares of Common Stock it is authorized to issue to at least ______________ shares.

Additionally, as stated in our Quarterly Report on Form 10-Q for the three months ended September 30, 2019, we do not have adequate working capital, and our available cash is not sufficient, to fund our operations during the next 12 months. Our ability to continue to operate and grow our business is dependent upon obtaining new financing. The cost of any new financing may be prohibitive. If we are unable to arrange new financing, we will not have sufficient cash to support our operations and will be forced to delay, scale back, or eliminate some or all of its development activities or perhaps cease operations. We anticipate that we will need approximately $5,518,000 to support our operations and meet our obligations over the next 12 months, without considering the Company’s monthly gross profit and without taking into account the timing of collection of receivables or payment of payables. To date, private equity offerings have been our primary source of liquidity and we expect to fund future operations through additional private or public equity offerings. If the Certificate of Incorporation is not amended to effect the Authorized Share Increase, we will be severely restricted in our ability to issue equity securities. Because of the reserve requirements applicable to the Company, we cannot raise capital without violating the rights of investors entitled to the reserve.

The additional shares of Common Stock may be issued from time to time as our Board may determine without further action by the stockholders, except as required pursuant to the Certificate of Designation of Series D Preferred Stock and the related Securities Purchase Agreement. Other than the holders of our Series D Preferred Stock, none of our stockholders currently possess, nor will upon the adoption of the Amendment acquire, preemptive rights which would entitle such persons, as a matter of right, to subscribe for the purchase of any of our securities.

Effects of the Authorized Share Increase

If the Authorized Share Increase is effected, the number of authorized shares of Common Stock will be increased from 31,250,000 to 250,000,000 shares. The total number of authorized shares of the Company will be 260,000,000, consisting of 250,000,000 authorized shares of Common Stock and 10,000,000 authorized shares of Preferred Stock. The Amendment will not change the par value of the shares of the Common Stock, affect the number of shares of Common Stock outstanding or the rights or privileges of holders of shares of the Common Stock outstanding, or have any effect on any outstanding securities, including outstanding equity awards that are exercisable, convertible or exchangeable for shares of Common Stock.

A form of the Certificate of Amendment to the Certificate of Incorporation that would be filed with the Delaware Secretary of State to effect the Authorized Share Increase is set forth in Annex A (the “Certificate of Amendment”). If the stockholders approve the Authorized Share Increase and the Amendment, the Company intends to file the Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following the Special Meeting, and the Certificate of Amendment will be effective upon such filing. However, if at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, the Board determines that it would not be in the best interests of the Company and its stockholders to effect the Authorized Share Increase, in accordance with Delaware law and notwithstanding the approval of the Authorized Share Increase and the Amendment by the stockholders, the Board may abandon the Authorized Share Increase and the Amendment without further action by the stockholders.

If the stockholders approve the Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Delaware to the State of Nevada (Proposal 2) and if the Reincorporation is implemented, the Authorized Share Increase described in this Proposal 1 will not be implemented regardless of its approval by the stockholders.

Plans for the Additional Authorised Shares of Common Stock

Other than potential future private or public equity offerings, we presently have no specific plans, nor have we entered into any agreements, arrangements or understandings with respect to the additional shares of authorized Common Stock that will become available for issuance as a result of the Authorized Share Increase.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Authorized Share Increase described in this Proposal 1 and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Authorized Share Increase that is not shared by all of our other stockholders.

Vote Required

Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Special Meeting is required to adopt and approve the amendment to our Certificate of Incorporation to effect the Authorized Share Increase. In addition, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote (voting as a separate class) is required. An abstention with respect to the Authorized Share Increase proposal will have the same effect as a vote “Against” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 1.

PROPOSAL 2. APPROVAL OF THE REINCORPORATION

The Board has approved, subject to stockholder approval, and is asking stockholders to approve, an Agreement and Plan of Merger pursuant to which the Company merge with and into Recruiter.com Group, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company, resulting in reincorporation from the State of Delaware to the State of Nevada (the “Reincorporation”). The Agreement and Plan of Merger is attached hereto as Annex B and should be read in its entirety.

The Reincorporation will become effective upon the filing of the requisite merger documents in Nevada and Delaware, which filings are expected to occur as promptly as practicable after the requisite stockholder approval is obtained. A copy of the proposed Articles of Incorporation and bylaws are attached hereto as Annex C and Annex D, respectively.

Purpose of the Reincorporation

The sole purpose of the Reincorporation is to reduce the Company’s future tax burden, in particular franchise taxes. In Delaware, the amount of such tax payments is determined based, in part, on the total number of shares of stock the Company is authorized to issue and the number of shares of stock outstanding. The Company’s current capital structure requires it to maintain a large number of authorized but unissued shares of Common Stock, which results in higher franchise taxes in Delaware. If the Authorized Share Increase set forth in Proposal 1 of this proxy statement is implemented, assuming no change in our assets or shares outstanding, we estimate that we will be required to pay approximately $200,000 annually in future Delaware franchise taxes. This amount is prohibitive and not in the interests of the Company’s stockholders. Nevada does not have a franchise tax and the annual fees are not material. Thus effecting the Reincorporation will allow the Company to maintain its capital structure without depleting its cash resources. Therefore, the Board believes that it is in the best interest for the Company to reincorporate in the State of Nevada from our present domicile of Delaware. See “Significant Differences between the Corporate Laws of Delaware and Nevada.”

Effects of the Reincorporation

Implementing the Reincorporation will have, among other things, the following effects:

●	each share of the Company’s Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation will be converted into the right to receive one share of common stock, par value $0.0001 per share, of Recruiter.com Group, Inc. (Nevada), and each outstanding share of common stock of Recruiter.com Group, Inc. (Nevada) held by the Company shall be retired and canceled and shall resume the status of authorized and unissued common stock;

●	each share of the Company’s Preferred Stock issued and outstanding immediately prior to the effective time of the Reincorporation will be converted into the right to receive one share of the corresponding series of preferred stock, par value $0.0001 per share, of Recruiter.com Group, Inc. (Nevada), and each outstanding share of preferred stock of Recruiter.com Group, Inc. (Nevada) held by the Company shall be retired and canceled and shall resume the status of authorized and unissued common stock;

●	each outstanding option to purchase Common Stock will automatically be assumed by Recruiter.com Group, Inc. (Nevada) and will represent an option or right to acquire shares of common stock of Recruiter.com Group, Inc. (Nevada) on the basis of one share of the Company’s Common Stock for each one share of common stock of Recruiter.com Group, Inc. (Nevada) and the exercise price will remain unchanged, in each case subject to customary adjustments. Each outstanding warrant to purchase Common Stock will similarly automatically be assumed and converted into a warrant to purchase shares of common stock of Recruiter.com Group, Inc. (Nevada).

●	each certificate representing issued and outstanding shares of Common Stock will represent the same number of shares of common stock of Recruiter.com Group, Inc. (Nevada);

●	the persons presently serving as our executive officers and directors will continue to serve in such respective capacity following the effective time of the Reincorporation;

●	Articles of Incorporation will be adopted under the laws of the State of Nevada in the form attached hereto as Annex C, pursuant to which our authorized Common Stock will increase to 250,000,000 shares, and we will continue to have 10,000,000 shares of authorized Preferred Stock; and

●	new Bylaws will be adopted under the laws of the State of Nevada in the form attached hereto as Annex D.

YOU WILL NOT BE REQUIRED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF RECRUITER.COM GROUP, INC. (NEVADA) IN CONNECTION WITH THE REINCORPORATION. HOWEVER, YOU MAY EXCHANGE YOUR STOCK CERTIFICATES IF YOU SO CHOOSE.

Our Common Stock is currently quoted on the OTCQB. We believe that following the effective date of the Reincorporation, our Common Stock will also be quoted on the OTCQB. However, there is no assurance that we will continue to meet the continued eligibility requirements under the OTCQB standards.

The Reincorporation will not result in any change in the corporate name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of our Company.

Stockholders should note that approval of the Reincorporation described in this Proposal 2 would also constitute approval of the assumption by Recruiter.com Group, Inc. (Nevada) of the Company’s options and other rights to purchase capital stock. Stockholder approval would also constitute approval of the assumption by Recruiter.com Group, Inc. (Nevada) of the Company’s 2017 Equity Incentive Plan. The Company’s other employee benefit arrangements would also be continued by Recruiter.com Group, Inc. (Nevada) upon the terms and subject to the conditions in effect prior to the effective time of the Reincorporation. Prior to the effective time of the Reincorporation, the Company will seek to obtain any required consents to the Reincorporation from any third parties with whom it has material contractual arrangements. Assuming such consents are obtained, the Company’s rights and obligations under such material contractual arrangements will be assumed by Recruiter.com Group, Inc. (Nevada).

The Board has the authority to abandon the merger and the Reincorporation even after approval by the stockholders.

Significant Differences between the Corporate Laws of Delaware and Nevada

The Company is incorporated under the laws of the State of Delaware. If the Reincorporation is consummated, we will reincorporate under the laws of the State of Nevada and our stockholders, whose rights currently are governed by Delaware law and our Certificate of Incorporation and our Bylaws created pursuant to Delaware law, will be governed by Delaware law and Articles of Incorporation and Bylaws which have been created under Nevada law.

Although the Delaware and Nevada corporate statutes are similar, certain differences exist. Set forth below is the summary of the most significant differences between the two. This summary is not intended to be complete, and stockholders are urged to refer to the General Corporation Law of the State of Delaware and Chapters 78 and 92A of the Nevada Revised Statutes to understand how these laws apply to us.

Amendments to Charter or Bylaws. In general, both Delaware law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to certificate/articles of incorporation. Both Delaware law and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the Certificate of Incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. Both Nevada law and Delaware law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the Certificate of Incorporation, respectively. However, the Nevada law allows the board of directors, without stockholder approval, to increase or decrease the number of authorized shares of capital stock if the number of outstanding shares is proportionately increased or decreased. Delaware law does not have a similar provision. In addition, Nevada law permits a Nevada corporation to amend the designation of any class or series, the number of the class or series and the voting powers, designations, preferences, limitations, restrictions and relative rights of any class or series of preferred stock without the approval of common stockholders and holds of other classes or series of outstanding preferred stock junior to the ones being amended. Delaware law requires a majority of outstanding shares entitled to vote.

Removal of Directors. Under the Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of the issued and outstanding stock. Nevada law does not distinguish between removal of directors with and without cause and removal of directors when the board of directors is divided into classes. Accordingly, removal is harder in Nevada when the board is not classified. However, if the board of directors is classified, Delaware law provides that a director can be removed only for cause by the holders of a majority of the shares then entitled to vote in an election of directors unless the Certificate of Incorporation provides otherwise.

Special Meetings of Stockholders. Nevada law provides that the entire board of directors, any two directors or the president may call a special meeting of stockholders, unless otherwise provided in the articles of incorporation or bylaws. Delaware law permits special stockholders’ meetings to be called by the board of directors or by any other person authorized in the Certificate of Incorporation or bylaws to call a special stockholders’ meeting.

Limitation on Personal Liability of Directors and Officers. A Delaware corporation is permitted to adopt provisions in its Certificate of Incorporation limiting or eliminating the liability of a director to the corporation and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful distributions or improper personal benefit. Our Certificate of Incorporation currently limits the liability of directors of the Company to the fullest extent permitted by Delaware law. Delaware law provides no protection to officers. Nevada law provides that a director or officer is not liable to the corporation or its stockholders for any act or failure to act unless it is proven that his or her act or failure to act constitutes a breach of fiduciary duty and the breach of that duty involved intentional misconduct, fraud, or a knowing violation of law. The limitation of liability provision under Nevada law applies automatically, unless the articles of incorporation or bylaws provide otherwise, to both directors and officers and applies to the breach of any fiduciary duty, including the duty of loyalty. Thus, after the Reincorporation is consummated the limitation on liability currently afforded to our directors will extend to our officers and both directors and officers will enjoy a higher level of liability protection under Nevada law.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada law have substantially similar provisions that permit indemnification by a corporation of officers, directors, employees and agents where they acted in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation, except that Nevada law provides broader indemnification in connection with stockholder derivative lawsuits. A corporation is free to indemnify a director or officer if the director or officer is not liable under this provision and regardless of any determination of the director’s or officer’s good faith. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its Certificate of Incorporation or bylaws provides for mandatory advancement. Our Certificate of Incorporation currently provides for a mandatory advancement of expenses of directors and officers, subject to receipt of an undertaking to repay the amounts advanced if it shall ultimately be determined that such directors or officers are not entitled to be indemnified by the Company. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. We expect to provide for the mandatory advancement of expenses of directors and officers in the bylaws under Nevada law.

Dividends, Redemptions and Repurchases. Nevada law is less restrictive than Delaware law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the Certificate of Incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the ordinary course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Actions by Written Consent of Stockholders. Nevada law and Delaware law each provide that, unless the Articles/Certificate of Incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. Unlike Delaware law, Nevada law does not require the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. However, Rule 14c-2 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) requires that an information statement prepared in compliance with the Exchange Act rules is filed with the SEC and mailed to such non-consenting stockholders.

Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its Certificate of Incorporation) if: (i) the merger agreement does not amend the existing Certificate of Incorporation; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Anti-Takeover Provisions/Restrictions on Business Combinations. Both the Delaware law and the Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. The restrictions prohibit a corporation, except in limited circumstances, from engaging in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder. Under Nevada law an interested stockholder is a person who holds 10% or more of the outstanding voting stock, which was acquired other than solely through an action by the corporation. Under Delaware law, the definition of interested stockholder is similar except that a holder of 15% or more of the voting stock is an interested stockholder. Both Delaware and Nevada law permit a corporation to opt out of application of the statutory provisions limiting business combinations with interested stockholders by making a statement to that effect in its certificate or articles of incorporation. We did not opt out of application of the statutory provisions in our Certificate of Incorporation and do not intend to do so in the Nevada Articles of Incorporation.

Significant Differences between the Charter and Bylaws of Recruiter.com Group, Inc. Before and After the Effective Date of Reincorporation

Our Certificate of Incorporation currently provides that the Company is authorized to issue 31,250,000 shares of Common Stock. Under the Articles of Incorporation to be filed with the Secretary of State of Nevada in connection with the Reincorporation, we will be authorized to issue 250,000,000 shares of common stock, par value $0.0001 per share. See “Proposal 1 — Approval of the Authorized Share Increase” for further information.

United States Federal Income Tax Consequences

The following discussion of the material U.S. federal income tax consequences to our stockholders of the Reincorporation is based upon the Internal Revenue Code of 1986 (the “Code”), Treasury regulations promulgated thereunder, Internal Revenue Service (“IRS”) rulings and pronouncements, and judicial decisions, all as in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences described herein. We have not sought and will not seek an opinion of counsel or a ruling from the IRS regarding the federal income tax consequences of the Reincorporation.

This discussion is for general information purposes only to stockholders who hold their shares as capital assets. This discussion does not address every aspect of U.S. federal income taxation that may be relevant to a particular company stockholder in light of the stockholder’s particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation: (i) a partnership, subchapter S corporation or other pass-through entity; (ii) dealers in securities; (iii) banks or other financial institutions; (iv) insurance companies; (v) mutual funds; (vi) tax exempt organizations or pension funds; (vii) a foreign person, foreign entity or U.S. expatriate; (viii) persons who may be subject to the alternative minimum tax provisions of the Code; (ix) a stockholder whose functional currency is not the U.S. dollar; (x) persons who acquired their common stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (xi) persons who hold their common stock as part of a hedging, straddle, conversion or other risk reduction transaction. This discussion does not address the tax consequences to any holders of our options, warrants or convertible debt. The state and local tax consequences of the Reincorporation may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

We believe that the merger of the Company with and into Recruiter.com Group, Inc. (Nevada), which will result in the Reincorporation, will qualify as a reorganization, under section 368(a)(1)(F) of the Code. As a result, the material federal income tax consequences of the Reincorporation, would be as follows: (i) we and Recruiter.com Group, Inc. (Nevada) will not recognize any gain or loss as a result of the Reincorporation; (ii) no gain or loss will be recognized by holders of common stock on the conversion of the Common Stock into the common stock of Recruiter.com Group, Inc. (Nevada); (iii) the aggregate adjusted tax basis of the common stock and preferred stock of Recruiter.com Group, Inc. (Nevada) received by a stockholder in connection with the Reincorporation will be the same as the aggregate adjusted tax basis of the Common Stock or Preferred Stock converted in connection with the Reincorporation; and (iv) the holding period, for U.S. federal income tax purposes, for the Recruiter.com Group, Inc. (Nevada) common stock received in connection with the Reincorporation by a stockholder will include the period during which the holder held the converted Common Stock or Preferred Stock.

If the Reincorporation fails to qualify for tax-free treatment, either under section 368(a)(1)(F) or any other provision of the Code, then stockholders may recognize gain or loss for U.S. federal income tax purposes equal to the difference between the fair market value of the shares of stock received in connection with the Reincorporation and the stockholders’ adjusted tax basis in the shares stock converted in connection with the Reincorporation. Further, we would recognize taxable gain as if we sold all of our assets, subject to our liabilities, at fair market value.

Reporting Requirements. Each stockholder who qualifies as a “significant holder” that receives stock in connection with the Reincorporation will be required to file a statement with his, her or its federal income tax return setting forth his, her or its tax basis in the stock surrendered and the fair market value of the stock of Recruiter.com Group, Inc. (Nevada), if any, received in the Reincorporation, and to retain permanent records of these facts relating to the Reincorporation. A “significant holder” is a company stockholder who, immediately before the merger owned at least five percent (by vote or value) of our outstanding stock or owned our securities with an adjusted tax basis of $1,000,000 or more.

Our stockholders are urged to consult their own tax advisors regarding the tax consequences to them of the reincorporation, including the applicable federal, state, local and foreign tax consequences.

No Material Accounting Implications

Effecting the Reincorporation will not have any material accounting implications.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reincorporation described in this Proposal 2 and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

Other than as described in “Significant Differences between the Corporate Laws of Delaware and Nevada – Limitation on Personal Liability of Directors and Officers,” no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reincorporation that is not shared by all of our other stockholders.

Vote Required

Approval of the Reincorporation requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote. Abstentions will have the same effect as a vote “against” on the outcome of this Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS

PROPOSAL 2.

PROPOSAL 3. APPROVAL OF THE ADJOURNMENT

General

The Company is asking stockholders to approve, if necessary, adjournment of the Special Meeting to solicit additional proxies in favor of the Authorized Share Increase and/or the Reincorporation. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the voting power present or represented by proxy is required to approve the Adjournment proposal. Abstentions represent the voting power present under the Company’s bylaws, and accordingly will have the same effect as a vote ‘against” on the outcome of this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS

PROPOSAL 3.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of the Company’s Common Stock beneficially owned as of March 16, 2020, by (i) those persons known by the Company to be owners of more than 5% of its Common Stock, (ii) each director, (iii) the Named Executive Officers (as such term is defined in Item 402(m)(2) of Regulation S-K under the Exchange Act), and (iv) the Company’s executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Recruiter.com Group, Inc., 100 Waugh Dr. Suite 300, Houston, Texas 77007, Attention: Corporate Secretary.

Title of Class (1)	Beneficial Owner	Amount of Beneficial Ownership (2)	Percent Beneficially Owned (2)(3)
Named Executive Officers:
Common Stock	Miles Jennings (4)	535,393	8.68%
Common Stock	Evan Sohn (5)	518,313	9.39%
Common Stock	Rick Roberts (6)	233,481	3.79%

Directors:
Common Stock	Tim O’Rourke (7)	529,050	8.52%
Common Stock	Douglas Roth (8)	28,390	*
Common Stock	Wallace Ruiz (9)	28,390	*
	Officers and Directors as a group (8 persons) (10)	2,135,598	33.76%

5% Stockholders: (11)
Common Stock	Icon Information Consultants, LP (12)	513,160	8.28%
Common Stock	Cavalry Fund I L.P. (13)	513,160	7.99%
Common Stock	L1 Capital Global Opportunities Master Fund (14)	513,160	7.99%
Common Stock	Joe Abrams (15)	513,160	7.99%
Common Stock	Michael Woloshin (16)	444,765	7.24%

*	Less than 1%.

(1)	Does not include information regarding the holders of more than 5% of shares of Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock as separate classes. The holders of Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock vote together with the holders of Common Stock on all matters on an as converted basis, subject to the 4.99% or 9.99% beneficial ownership limitation, as applicable.

(2)

Applicable percentages are based on the number of shares of Common Stock comprised of (i) 4,623,582 shares of Common Stock outstanding as of March 16, 2020, and (ii) 1,520,020 shares of Common Stock underlying the shares of Preferred Stock outstanding as of March 16, 2020 that could be voted as of such date, subject to the limitation on the beneficial ownership set forth in the relevant Certificates of Designation of Preferred Stock of 4.99% or 9.99%, as applicable.

(3)	Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, convertible notes and convertible preferred stock currently exercisable or convertible or exercisable or convertible within 60 days of the calculation date are deemed outstanding for the purposes of computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. The table includes shares of common stock, options, warrants, and preferred stock exercisable or convertible into common stock and vested or vesting within 60 days of the calculation date. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them.

(4)

Miles Jennings is the Chief Executive Officer of the Company. Includes (i) 231,703 shares of our common stock issuable upon conversion of Series E Preferred Stock beneficially owned by Mr. Jennings, subject to the 9.99% beneficial ownership limitation, and (ii) 22,233 shares issuable upon exercise of stock options that are vested or vesting within 60 days from March 16, 2020.

(5)	Mr. Sohn is the Executive Chairman. Includes 12,768 shares of our common stock issuable upon exercise of vested stock options.

(6)	Mr. Roberts is the President of Recruiting Solutions. Includes (i) 83,050 shares of our common stock owned by The Roberts Living Trust, of which Mr. Roberts is a trustee, and (ii) 12,768 shares of our common stock issuable upon exercise of vested stock options.

(7)	Includes (i) 513,160 shares of our common stock beneficially owned by Icon Information Consultants, LP, of which Mr. O’Rourke is the Managing Director, and (ii) 15,890 shares of our common stock issuable upon exercise of vested stock options. Mr. O’Rourke disclaims beneficial ownership of the shares beneficially owned by Icon Information Consultants, LP, except to the extent of his pecuniary interest therein.

(8)	Represents vested stock options.

(9)	Represents vested stock options.

(10)	Includes 130,654 shares of common stock issuable upon exercise of stock options that have vested or are vesting within 60 days from March 16, 2020.

(11)	To our knowledge, except as noted in the table above, no person or entity is the beneficial owner of more than 5% of the voting power of our capital stock.

(12)	Includes 96,810 shares of common stock issuable within 60 days from March 16, 2020 upon conversion of Series F Preferred Stock. Address is 100 Waugh Drive, Suite 300, Houston, Texas 77007. Tim O’Rourke, Managing Director, has the sole voting and investment power with respect to these shares.

(13)	Includes 324,535 shares of common stock issuable within 60 days from March 16, 2020 upon conversion of Series D Preferred Stock. Address is 61 Kinderkamack Road, Woodcliff Lake, NJ 07677. Thomas Walsh, the Manager of Cavalry Fund I Management LLC, the General Partner of Cavalry Fund I L.P. has the sole voting and investment power with respect to these shares.

(14)	Includes 374,135 shares of common stock issuable within 60 days from March 16, 2020 upon conversion of Series D Preferred Stock. Address is 135 East 57th Street, New York, NY 10022. David Feldman, Director of the L1 Capital Global Opportunities Master Fund, has the sole voting and investment power with respect to these shares.

(15)	Includes (i) 124,295 shares of common stock beneficially owned by Mr. Abrams as the trustee of the Joseph W and Patricia G Abrams Family Trust, (ii) 376,352 shares of common stock issuable within 60 days from March 16, 2020 upon conversion of Series E Preferred Stock, and (iii) 1,685 shares of common stock beneficially owned by Cicero Consulting Group LLC, which Mr. Abrams controls together with Mr. Woloshin. Address is 131 Laurel Grove Ave., Kentfield, CA 94904. Mr. Abrams has the sole voting and investment power with respect to the shares discussed in (i) and (ii) of this footnote and shared voting and investment power with respect to the shares discussed in (iii) of this footnote.

(16)	Includes (i) 1,685 shares of common stock beneficially owned by Cicero Consulting Group LLC, which Mr. Woloshin controls together with Mr. Abrams, and (ii) 1,407 shares of common stock owned by Caesar Capital Group LLC, with respect to which Mr. Woloshin has the shared voting and dispositive power with respect to the shares discussed in (i) of this footnote, and the sole voting and dispositive power with respect to the shares discussed in (ii) of this footnote. Address is 1858 Pleasantville Road Suite 110, Briarcliff Manor NY 10510.

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, the Company will cancel your previously submitted proxy.

Annex A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

RECRUITER.COM GROUP, INC.

Pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, Recruiter.com Group, Inc., a Delaware Corporation (the “Corporation”), in order to amend its Certificate of Incorporation, as amended, hereby certifies as follows:

FIRST: The name of the Corporation is Recruiter.com Group, Inc.

SECOND: That the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment to the Corporation’s Certificate of Incorporation, as amended, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and calling a special meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Board has determined it to be advisable and in the best interests of the Company and its stockholders to amend Article IV of the Certificate of Incorporation, as amended, of the Company (the “Certificate of Incorporation”) by replacing the first sentence of said Article with the following sentence:

The authorized capital stock of the Corporation shall consist of: (i) 250,000,000 shares of Common Stock having a par value of $0.0001 per share, and (ii) 10,000,000 shares of “blank check” preferred stock having a par value of $0.0001 per share.

THIRD: That thereafter, pursuant to resolution of the Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this ___ day of May, 2020.

RECRUITER.COM GROUP, INC.

By:
Name:	Miles Jennings
Title:	Chief Executive Officer

A-1

Annex B

AGREEMENT AND PLAN OF MERGER

OF

RECRUITER.COM GROUP, INC.

(A DELAWARE CORPORATION)

WITH AND INTO

RECRUITER.COM GROUP, INC.

(A NEVADA CORPORATION)

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated this day ___ of May 2020, by and between RECRUITER.COM GROUP, INC., a Delaware corporation (“Recruiter.com Delaware”), and RECRUITER.COM GROUP, INC., a Nevada corporation, a wholly-owned subsidiary of Recruiter.com Delaware (“Recruiter.com Nevada”), is made with respect to the following facts.

RECITALS

WHEREAS, Recruiter.com Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, Recruiter.com Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, the respective Boards of Directors for Recruiter.com Delaware and Recruiter.com Nevada have determined that, for purposes of effecting the reincorporation of Recruiter.com Delaware in the State of Nevada, it is advisable and in the best interest of said two corporations and their stockholders that Recruiter.com Delaware merge with and into Recruiter.com Nevada so that Recruiter.com Nevada is the surviving corporation on the terms provided herein (the “Merger”); and

WHEREAS, the respective Board of Directors Recruiter.com Delaware and Recruiter.com Nevada, and the stockholders of Recruiter.com Delaware, have adopted and approved this Agreement.

NOW THEREFORE, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I — THE MERGER

1.1 The Merger; Surviving Corporation. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.5 below), Recruiter.com Delaware shall be merged with and into Recruiter.com Nevada, subject to and upon the terms and conditions provided in this Agreement, the applicable provisions of the Nevada Revised Statutes (the “NRS”) and the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”), and the separate existence of Recruiter.com Delaware shall cease. Recruiter.com Nevada shall be the surviving entity (the “Surviving Corporation”) and shall continue to be governed by the NRS.

1.2 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

(a) Recruiter.com Delaware: Recruiter.com Group, Inc., a corporation organized under and governed by the laws of the State of Delaware with an address of ___________; and

(b) Recruiter.com Nevada: Recruiter.com Group, Inc., a corporation organized under and governed by the laws of the State of Nevada with an address of ___________.

1.3 Surviving Corporation. Recruiter.com Group, Inc., a corporation organized under and governed by the laws of the State of Nevada, shall be the surviving corporation.

1.4 Address of Principal Office of the Surviving Corporation. The address of Recruiter.com Nevada, as the Surviving Corporation, shall be ________________.

1.5 Effective Time. The Merger shall become effective (the “Effective Time”), on the date upon which the last to occur of the following shall have been completed:

(a) This Agreement and the Merger shall have been adopted and submitted for approval to the stockholders of Recruiter.com Delaware by the Board of Directors of Recruiter.com Delaware and approved by a majority of the voting power of the outstanding stock of Recruiter.com Delaware entitled to vote thereon, in accordance with the requirements of the DGCL;

(b) This Agreement and the Merger shall have been adopted by the Board of Directors of Recruiter.com Nevada in accordance with the requirements of the NRS;

(c) The effective date of the Merger as stated in the executed Articles of Merger (the “Articles of Merger”) filed with the Secretary of State for the State of Nevada; and

(d) Executed Articles of Merger or an executed counterpart to this Agreement meeting the requirements of the NRS shall have been filed with the Secretary of State of the State of Nevada.

1.6 Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Articles of Merger, and the applicable provisions of the NRS and the DGCL. Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of Recruiter.com Delaware shall vest in Recruiter.com Nevada, as the Surviving Corporation, and all debts, liabilities and duties of Recruiter.com Delaware shall become the debts, liabilities and duties of Recruiter.com Nevada, as the Surviving Corporation.

1.7 Articles of Incorporation; Bylaws.

(a) From and after the Effective Time, the Articles of Incorporation of Recruiter.com Nevada shall be the Articles of Incorporation of the Surviving Corporation.

(b) From and after the Effective Time, the Bylaws of Recruiter.com Nevada as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

1.8 Officers and Directors. The officers of Recruiter.com Delaware immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of Recruiter.com Delaware immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

ARTICLE II — CONVERSION OF SHARES

2.1 Conversion of Common Stock of Recruiter.com Delaware. At the Effective Time by virtue of the Merger, and without any action on part of the holders of any outstanding shares of Recruiter.com Delaware:

(a) each share of common stock, par value of $0.0001 per share, of Recruiter.com Delaware issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of common stock, par value $0.0001 per share, of Recruiter.com Nevada; and

(b) the one share of common stock of Recruiter.com Nevada owned by Recruiter.com Delaware shall be canceled.

2.2 Conversion of Preferred Stock of Recruiter.com Delaware. At the Effective Time by virtue of the Merger, and without any action on part of the holders of any outstanding shares of Recruiter.com Delaware:

(a) each share of Series B Redeemable Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), of Recruiter.com Delaware issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of Series B Redeemable Convertible Preferred Stock, par value $0.0001 per share, of Recruiter.com Nevada;

(b) each share of Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), of Recruiter.com Delaware issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of Series D Convertible Preferred Stock, par value $0.0001 per share, of Recruiter.com Nevada;

(c) each share of Series E Convertible Preferred Stock, par value $0.0001 per share (the “Series E Preferred Stock”), of Recruiter.com Delaware issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of Series D Convertible Preferred Stock, par value $0.0001 per share, of Recruiter.com Nevada; and

(d) each share of Series F Convertible Preferred Stock, par value $0.0001 per share (the “Series F Preferred Stock”), of Recruiter.com Delaware issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of Series F Convertible Preferred Stock, par value $0.0001 per share, of Recruiter.com Nevada.

2.3 Options, Warrants, Stock Purchase Rights, Convertible Securities.

(a) From and after the Effective Time, the Surviving Corporation shall assume the obligations of Recruiter.com Delaware under, and continue, the option plans and all other employee benefit plans of Recruiter.com Delaware. Each outstanding and unexercised option, regardless of whether or not issued under any option plan or any other employee benefit plans of Recruiter.com Delaware, other right to purchase, or security convertible into or exercisable for, Recruiter.com Delaware common stock, including the Series B Preferred Stock, the Series D Preferred Stock, Series E Preferred Stock, and the Series F Preferred Stock, (each a “Right”), regardless of whether or not issued under any option plan or any other employee benefit plans of Recruiter.com Delaware, shall become, an option, right to purchase or a security convertible into the common stock of the Surviving Corporation, on the basis of one share of common stock of the Surviving Corporation for each one share of Recruiter.com Delaware common stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such Recruiter.com Delaware Right from and after the Effective Time. This paragraph 2.2(a) shall not apply to currently issued and outstanding common stock of Recruiter.com Delaware. Such common stock is subject to paragraph 2.1 hereof.

(b) A number of shares of common stock of the Surviving Corporation shall be reserved for issuance upon the exercise of options and convertible securities equal to the number of shares of Recruiter.com Delaware common stock so reserved immediately prior to the Effective Time.

2.4 Certificates. At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of common stock, options, warrants or other securities of Recruiter.com Delaware shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective common stock, options, warrants or other securities of Recruiter.com Nevada, as the case may be, into which the shares of common stock, options, warrants or other securities of Recruiter.com Delaware represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of common stock, options, warrants or other securities of Recruiter.com Nevada, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE III — TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES

3.1 Transfer, Conveyance and Assumption. At the Effective Time, Recruiter.com Nevada shall continue in existence as the Surviving Corporation, and without further action on the part of Recruiter.com Delaware or Recruiter.com Nevada, succeed to and possess all the rights, privileges and powers of Recruiter.com Nevada, and all the assets and property of whatever kind and character of Recruiter.com Delaware shall vest in Recruiter.com Nevada without further act or deed. Thereafter, Recruiter.com Nevada, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of Recruiter.com Delaware in accordance with Section NRS 92A.250 of the NRS.

3.2 Further Assurances. If at any time Recruiter.com Nevada shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of Recruiter.com Delaware, or otherwise to carry out the provisions hereof, officers of Recruiter.com Delaware as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in Recruiter.com Nevada and otherwise to carry out the provisions hereof.

ARTICLE IV — REPRESENTATIONS AND WARRANTIES
OF Recruiter.com Delaware

Recruiter.com Delaware represents and warrants to Recruiter.com Nevada as follows:

4.1 Validity of Actions. Recruiter.com Delaware (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated thereby. This Agreement has been duly executed and delivered in the name and on behalf of Recruiter.com Delaware. Recruiter.com Delaware has received all necessary authorization to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of Recruiter.com Delaware, enforceable against Recruiter.com Delaware in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated thereby will not violate any provision of the Certificate of Incorporation or Bylaws of Recruiter.com Delaware, nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which Recruiter.com Delaware is a party or by which it or its assets may be bound, or cause a breach of any applicable Federal or state law or governmental regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE V — REPRESENTATIONS AND WARRANTIES
OF Recruiter.com NEVADA

Recruiter.com Nevada represents and warrants to Recruiter.com Delaware as follows:

5.1 Validity of Actions. Recruiter.com Nevada (a) is duly organized, validly existing and in good standing under the laws of the State of Nevada, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated thereby. This Agreement has been duly executed and delivered on behalf of Recruiter.com Nevada, and Recruiter.com Nevada has received all necessary authorizations. This Agreement is a legal, valid and binding obligation of Recruiter.com Nevada, enforceable against Recruiter.com Nevada in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated thereby will not violate any provision of the Articles of Incorporation or Bylaws of Recruiter.com Nevada nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which Recruiter.com Nevada is a party or by which it or its assets may be bound, or cause a breach of any applicable federal or state law or regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE VI — FURTHER ACTIONS

6.1 Additional Documents. At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

ARTICLE VII — CONDITIONS TO THE MERGER

The obligation of Recruiter.com Delaware and of Recruiter.com Nevada to consummate the Merger shall be subject to the satisfaction or waiver of the following conditions:

7.1 Bring Down. The representations and warranties set forth in this Agreement shall be true and correct in all material respects at, and as of, the Effective Time as if then made as of the Effective Time.

7.2 No Statute, Rule or Regulation Affecting. At the Effective Time, there shall be no statute, or regulation enacted or issued by the United States or any State, or by a court, which prohibits or challenges the consummation of the Merger.

7.3 Satisfaction of Conditions. All other conditions to the Merger set forth herein shall have been satisfied.

ARTICLE VIII — TERMINATION; AMENDMENT; WAIVER

8.1 Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Articles of Merger with the Secretary of State of the State of Nevada, by mutual consent of the Board of Directors of Recruiter.com Nevada and the Board of Directors of Recruiter.com Delaware.

8.2 Amendment. The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Articles of Merger with the Secretary of State of the State of Nevada, such amendment to be approved by the Board of Directors of Recruiter.com Nevada agreeing to such amendment with Recruiter.com Delaware.

8.3 Waiver. At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE IX — MISCELLANEOUS

9.1 Expenses. If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by Recruiter.com Nevada.

9.2 Notice. Except as otherwise specifically provided, any notices to be given hereunder shall be in writing and shall be deemed given upon personal delivery or upon mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses shall be specified in any notice given) or by e-mail delivery (in which case a copy shall immediately be sent by certified mail, return receipt requested):

In the case of Recruiter.com Nevada:

Recruiter.com Nevada
____________________
____________________

In the case of Recruiter.com Delaware:

Recruiter.com Delaware
____________________
____________________

9.3 Non-Assignability. This Agreement shall not be assignable by either party hereto.

9.4 Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to conflicts of law principles.

9.6 Headings. The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9.7 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

[Signature page follows]

Annex C

ARTICLES OF INCORPORATION

OF

RECRUITER.COM GROUP, INC.

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY
1. Name of Corporation:	Recruiter.com Group, Inc.
2. Registered Agent for Service of Process: (check only one box)	☐ Commercial Registered Agent:	Corporate Creations
Name ☐ Noncommercial Registered Agent ☐ Office or Position with Entity (name and address below) OR (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
Nevada
	Street Address			City		Zip Code
Nevada
	Mailing Address (if different from street address)			City		Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with				Number of shares without
	par value:	See attachment.	Par value per share:	$	par value:

4. Names and Addresses of the Board of Directors/ Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/ trustees)	1)	Miles Jennings
Name
	100 Waugh Drive, Suite 300			Houston	TX	77007
	Street Address			City	State	Zip Code
	2)	See attachment.
Name

	Street Address			City	State	Zip Code
5. Purpose: (optional; required only if Benefit Corporation status selected)	The purpose of the corporation shall be:				6. Benefit Corporation (see instructions)	☐ Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.
X_______________________
	Name			Incorporator Signature

	Address			City	State	Zip Code
8. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.
X
	Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity					Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State NRS 78 Articles Revised: 9-26-17

C-1

Articles of Incorporation of

Recruiter.com Group, Inc.

Article 3. Authorized Stock (continued)

The authorized capital stock of the Corporation shall consist of: (i) two hundred fifty million (250,000,000) shares of Common stock having a par value of $0.0001 per share, and (ii) ten million (10,000,000) shares of “blank check” preferred stock having a par value of $0.0001 per share. Authority is hereby expressly granted to the board of directors (“Board”) of the Corporation to fix by resolution or resolutions any of the designations, powers, preferences and rights, and any of the qualifications, limitations or restrictions which are permitted by Chapter 78 of the Nevada Revised Statutes in respect of any class or classes of preferred stock or any series of any class of preferred stock of the Corporation.

Article 4. Names and Addresses of the Board of Directors (continued)

2)	Evan Sohn
Name
100 Waugh Drive, Suite 300		Houston	TX	77007
Street Address		City	State	Zip Code
3)	Timothy O’Rourke
Name
100 Waugh Drive, Suite 300		Houston	TX	777007
Street Address		City	State	Zip Code
4)	Douglas Roth
Name
100 Waugh Drive, Suite 300		Houston	TX	77007
Street Address		City	State	Zip Code
5)	Wallace Ruiz
Name
100 Waugh Drive, Suite 300		Houston	TX	777007
Street Address		City	State	Zip Code

C-2

Annex D

BYLAWS

OF

RECRUITER.COM GROUP, INC.

1.1.	REGISTERED AGENT AND OFFICE.

The registered agent of the Corporation (the “Corporation”) shall be as set forth in the Corporation’s articles of incorporation, as may be amended and/or restated from time to time (the “Articles of Incorporation”) and the registered office of the Corporation shall be the street office of that agent. The Board of Directors of the Corporation (the “Board”) may at any time change the Corporation’s registered agent or office by making the appropriate filing with the Secretary of State of Nevada.

1.2.	PRINCIPAL OFFICE; OTHER OFFICES.

The principal office of the Corporation shall be at such place within or without the State of Nevada as shall be fixed from time to time by the Board. The Corporation may also have other offices, within or without the State of Nevada, as the Board may designate, as the business of the Corporation may require, or as may be desirable.

ARTICLE II

STOCKHOLDERS

2.1.	PLACE OF MEETING.

Meetings of the stockholders shall be held either at the principal office of the Corporation or at any other place as shall be determined by the Board and designated in the notice of the meeting or executed waiver of notice. The Board may determine, in its discretion, that any meeting of the stockholders may be held solely by means of electronic communication in accordance with Section 2.2.

2.2.	PARTICIPATION BY ELECTRONIC COMMUNICATION.

Stockholders not physically present at a meeting of the stockholders may participate in the meeting by electronic communication, videoconference, teleconference, or other available technology if the Corporation implements reasonable measures to:

(a)	Verify the identity of each stockholder participating by electronic communication.

(b)	Provide the stockholders a reasonable opportunity to participate and vote, including an opportunity to communicate and read or hear the proceedings in a substantially concurrent manner with the proceedings.

Stockholders participating by electronic communication shall be considered present in person at the meeting.

2.3.	ANNUAL MEETING.

An annual meeting of stockholders shall be held each year on a date and at a time designated by the Board and designated in the notice of the meeting. At the annual meeting directors shall be elected and any other proper business may be transacted.

2.4.	SPECIAL MEETINGS.

Unless otherwise required by the Nevada Corporations Law or the Articles of Incorporation, special meetings of the stockholders may be called at any time, for any purpose or purposes, only by (i) the Board, (ii) the Executive Chairman, (iii) the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation, or (iv) holders of more than 20% of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote.

2.5.	STOCKHOLDER NOMINATIONS AND PROPOSALS.

For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “proposing stockholder”) must have given written notice of the proposing stockholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary no earlier than the 120th calendar day, nor later than the 90th calendar day, prior to the anniversary date of the immediately preceding annual meeting. If the current year’s meeting is called for a date that is not within 30 days of the anniversary of the previous year’s annual meeting, notice must be received no later than ten calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above.

For business to be properly brought before a special meeting of stockholders, the notice of the meeting sent by or at the direction of the person calling the meeting must set forth the nature of the business to be considered. A person or persons who have made a written request for a special meeting pursuant to this Article II may provide the information required for notice of a stockholder proposal under this section simultaneously with the written request for the meeting submitted to the Secretary or within ten calendar days after delivery of the written request for the meeting to the Secretary.

A proposing stockholder’s notice shall include as to each matter the proposing stockholder proposes to bring before either an annual or special meeting:

(a)	the name and record address of the proposing stockholder;

(b)	the class and number of shares of capital stock of the Corporation held by the proposing stockholder;

(c)	a representation that the proposing stockholder is a holder of record of the stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice;

(d)	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;

(e)	any material interest of the proposing stockholder in such meeting;

(f)	if the notice regards a nomination of a candidate for election as director: (i) the name, age, and business and residence address of the candidate; (ii) the principal occupation or employment of the candidate; and (iii) the class and number of shares of the Corporation beneficially owned by the candidate.

(g)	if the notice regards a proposal other than a nomination of a candidate for election as director, a brief description of the business desired to be brought before the meeting and the material interest of the proposing stockholder in such proposal; and

(h)	any other information that is required to be provided by the proposing stockholder pursuant to regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.5. The chairman of the meeting may refuse to acknowledge the proposal of any business not made in compliance with the foregoing procedure.

2.6.	FIXING THE RECORD DATE.

For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the record date shall be the date specified by the Board in the notice of the meeting, and . If no date is specified, the record date shall be the close of business on the day before the day the first notice of the meeting is given or, if notice is waived, the close of business on the day before the day the meeting is held.

A record date fixed under this Section may not be more than 60, or less than 10, days before the meeting of stockholders. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders is effective for any adjournment or postponement of the meeting unless the Board fixes a new record date for the adjourned or postponed meeting. The Board must fix a new record date if the meeting is adjourned or postponed more than 60 days after the original meeting of stockholders.

2.7.	NOTICE OF STOCKHOLDERS’ MEETING.

Written notice stating the place, date, and time of the meeting, the means of any electronic communication by which stockholders may participate in the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than 10, and not more than 60, days before the date of the meeting.

Notice to each stockholder entitled to vote at the meeting shall be given personally, by mail, or by electronic transmission if consented to by a stockholder, by or at the direction of the Secretary or the officer or person calling the meeting. If mailed, the notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the share transfer records of the Corporation, with postage thereon prepaid.

Any stockholder entitled to notice of a meeting may sign a written waiver of notice delivered to the Corporation either before or after the meeting. A stockholder’s participation or attendance at a meeting shall constitute a waiver of notice, except where the stockholder attends for the specific purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

2.8.	LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business.

In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.9.	QUORUM OF STOCKHOLDERS.

At each meeting of stockholders for the transaction of any business, a quorum must be present to organize such meeting. The presence in person or by proxy of stockholders representing one-third of the voting power constitutes a quorum for the transaction of business at a meeting of stockholders, except as otherwise required by the Articles of Incorporation, these Bylaws, or Chapter 78 of the Nevada Revised Statutes (the “Nevada Corporations Act”). If any class or series of shares is permitted or required to vote separately on any action, the presence in person or by proxy of stockholders representing one-third of the voting power of such class or series constitutes a quorum for the transaction of business.

The holders of a majority of the voting power represented in person or by proxy at a meeting, even if less than a quorum, may adjourn or postpone the meeting from time to time.

2.10.	CONDUCT OF MEETINGS.

The Board, as it shall deem appropriate, may adopt by resolution rules and regulations for the conduct of meetings of the stockholders. At every meeting of the stockholders, the Executive Chairman, or in his or her absence or inability to act, such person as the Executive Chairman may appoint, or in the absence thereof or failure of the Executive Chairman to make such appointment, any officer elected by the Board, shall serve as chair of the meeting. The Secretary or, in his or her absence or inability to act, the person whom the chair of the meeting shall appoint, shall act as secretary of the meeting and keep the minutes thereof.

The chair of the meeting shall determine the order of business and, in the absence of a rule adopted by the Board, shall establish rules for the conduct of the meeting. The chair of the meeting shall announce the close of the polls for each matter voted upon at the meeting, after which no ballots, proxies, votes, changes, or revocations will be accepted. Polls for all matters before the meeting will be deemed to be closed upon final adjournment of the meeting.

2.11.	VOTING OF STOCK.

Each outstanding share of stock, regardless of class or series, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except as otherwise provided by these Bylaws and to the extent that the Articles of Incorporation or the certificate of designation establishing the class or series of stock provides for more or less than one vote per share or limits or denies voting rights to the holders of the shares of any class or series of stock.

Unless a different proportion is required by the Articles of Incorporation, these Bylaws, or the Nevada Corporations Act, on all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Stockholders shall not have the right to cumulate their votes for the election of directors of the Corporation.

2.12.	VOTING BY PROXY.

A stockholder may vote either in person or by proxy executed in writing by the stockholder or the stockholder’s attorney-in-fact. Any copy, communication by electronic transmission, or other reliable written reproduction may be substituted for the stockholder’s original written proxy for any purpose for which the original proxy could have been used if such copy, communication by electronic transmission, or other reproduction is a complete reproduction of the entire original written proxy.

No proxy shall be valid after six months from the date of its creation unless the proxy specifies its duration, which may not exceed seven years from the date of its creation. A proxy shall be revocable unless the proxy states that the proxy is irrevocable and the proxy is coupled with an interest sufficient to support an irrevocable power.

A properly created proxy or proxies continues in full force and effect until either of the following occurs:

(a)	One of the following is filed with or transmitted to the Secretary of the Corporation or another person or persons appointed by the Corporation to count the votes of the stockholders and determine the validity of proxies and ballots: (i) another instrument or transmission properly revoking the proxy; or (ii) a properly created proxy or proxies bearing a later date.

(b)	The stockholder executing the original written proxy revokes the proxy by attending a stockholders’ meeting and voting its shares in person, in which case any votes cast by that stockholder’s previously designated proxy or proxies shall be disregarded by the Corporation when the votes are counted.

2.13.	ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the Articles of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

ARTICLE III

DIRECTORS

3.1.	POWERS.

Subject to the provisions of the Nevada Corporations Act and any limitations in the Articles of Incorporation, the business and affairs of the Corporation shall be managed under the direction of the Board.

3.2.	NUMBER OF DIRECTORS.

Subject to any provision in the Articles of Incorporation fixing the number of directors, the authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall at all times consist of at least one member. Directors need not be stockholders of the Corporation, unless otherwise provided in the Articles of Incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3.	TERM OF OFFICE.

At each annual meeting of stockholders, the holders of shares of stock entitled to vote on the election of directors shall elect directors to hold office until the next succeeding annual meeting or until the director’s earlier death, resignation, disqualification, or removal. Despite the expiration of a director’s term of office, the director shall continue to serve until his or her successor is elected and qualified.

3.4.	REMOVAL.

Any or all of the directors may be removed at any time, with or without cause, by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock of the Corporation entitled to vote.

3.5.	RESIGNATION.

A director may resign at any time by giving written notice or by electronic transmission to the Corporation. A resignation is effective when the notice is given unless a later effective date is stated in the notice. Acceptance of the resignation shall not be required to make the resignation effective. The pending vacancy may be filled before the effective date, but the successor shall not take office until the effective date.

3.6.	VACANCIES.

Unless otherwise provided in the Articles of Incorporation, vacancies and newly created directorships, whether resulting from an increase in the authorized number of directors or due to the death, resignation, disqualification, or removal of a director or otherwise, may be filled by the affirmative vote of a majority of the remaining directors, even if less than a quorum. When one or more directors resign and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. A director elected to fill a vacancy shall hold office for the unexpired term of his or her predecessor in office and until his or her successor is duly elected and qualified.

3.7.	REGULAR MEETINGS.

Regular meetings of the Board may be held with at least five business days’ prior notice at such time and place as shall from time to time be determined by the Board.

3.8.	SPECIAL MEETINGS.

Special meetings of the Board for any purpose or purposes may be called at any time by the Executive Chairman, the Chief Executive Officer, a President, the Secretary or any two directors. The person(s) authorized to call special meetings of the Board may fix the place and time of the meeting.

Notice of the time and place of special meetings shall be:

(a)	delivered personally by hand, by courier or by telephone;

(b)	sent by United States first-class mail, postage prepaid;

(c)	sent by facsimile; or

(d)	sent by electronic mail, directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated either to the director or to a person at the office of the director who the person giving notice has reason to believe will promptly communicate such notice to the director. The notice need not specify the place of the meeting if the meeting is to be held at the corporation’s principal executive office nor the purpose of the meeting.

3.9.	PARTICIPATION BY ELECTRONIC COMMUNICATION.

Directors not physically present at a meeting of the Board may participate in the meeting by electronic communication, videoconference, teleconference, or other available technology. If directors attend a meeting of the Board remotely, the Corporation shall implement reasonable measures to:

(a)	Verify the identity of each director participating by electronic communication.

(b)	Provide the directors a reasonable opportunity to participate and vote, including an opportunity to communicate and read or hear the proceedings in a substantially concurrent manner.

Directors participating by electronic communication shall be considered present in person at the meeting.

3.10.	WAIVER OF NOTICE.

A director entitled to notice of a meeting may sign a written waiver of notice delivered to the Corporation either before or after the time of the meeting. A director’s participation or attendance at a meeting shall constitute a waiver of notice, except where the director attends for the specific purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

3.11.	QUORUM AND ACTION BY DIRECTORS.

Except as otherwise required by law or the Articles of Incorporation, a majority of the Board then in office shall constitute a quorum for the transaction of business at any meeting. The directors at a meeting for which a quorum is not present may adjourn the meeting until a time and place as may be determined by a vote of the directors present at that meeting.

The act of the directors holding a majority of the voting power of the directors present at a meeting at which a quorum is present shall be the act of the Board, unless the act requires approval by a greater proportion under the Articles of Incorporation or these Bylaws.

3.12.	COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the Articles of Incorporation, the Board shall have the authority to fix the compensation of directors.

3.13.	BOARD ACTION BY WRITTEN CONSENT WITHOUT MEETING.

Any action required or permitted by the Nevada Corporations Act or the Articles of Incorporation to be taken at a meeting of the Board or any committee thereof may be taken without a meeting if, before or after the action, all of the members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission or transmissions that are filed with the minutes of proceedings of the Board or committee.

3.14.	ADJOURNED MEETING; NOTICE.

If a quorum is not present at any meeting of the Board, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.15.	CORPORATE GOVERNANCE COMPLIANCE.

Without otherwise limiting the powers of the Board set forth herein and provided that shares of capital stock of the Corporation are listed for trading on either The Nasdaq Stock Market (“Nasdaq”) or the New York Stock Exchange (“NYSE”), the Corporation shall comply with the corporate governance rules and requirements of Nasdaq or the NYSE, as applicable.

ARTICLE IV

COMMITTEES

4.1.	COMMITTEES OF THE BOARD.

The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise such lawfully delegable powers and duties as the Board may confer. Each committee will comply with all applicable provisions of: the Sarbanes Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission, and the rules and requirements of Nasdaq or NYSE, as applicable, and will have the right to retain independent legal counsel and other advisers at the corporation’s expense.

4.2.	COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report to the Board when required.

4.3.	MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the applicable provisions of Article III of these Bylaws with respect to:

(a)	place of meetings and meetings by telephone);

(b)	regular meetings;

(c)	special meetings and notice;

(d)	quorum;

(e)	waiver of notice;

(f)	action without a meeting; and

(g)	adjournment and notice of adjournment,

with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board and its members.

Notwithstanding the foregoing:

(a)	the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(b)	special meetings of committees may also be called by resolution of the Board; and

(c)	notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

4.4.	AUDIT COMMITTEE.

The Board shall establish an Audit Committee whose principal purpose will be to oversee the Corporation’s and its subsidiaries’ accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the corporation and its subsidiaries. The Audit Committee will also determine the appointment of the independent auditors of the Corporation and any change in such appointment and ensure the independence of the Corporation’s auditors. In addition, the Audit Committee will assume such other duties and responsibilities as the Board may confer upon the committee from time to time. In the event of any inconsistency between this Section 4.4 and the Articles of Incorporation, the terms of the Articles of Incorporation will govern.

4.5.	CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.

The Board shall establish a Corporate Governance and Nominating Committee whose principal duties will be to assist the Board by identifying individuals qualified to become Board members consistent with criteria approved by the Board, to recommend to the Board for its approval the slate of nominees to be proposed by the Board to the stockholders for election to the Board, to develop and recommend to the Board the governance principles applicable to the Corporation, as well as such other duties and responsibilities as the Board may confer upon the committee from time to time. In the event the Corporate Governance and Nominating Committee will not be recommending a then incumbent director for inclusion in the slate of nominees to be proposed by the Board to the stockholders for election to the Board, and provided such incumbent director has not notified the Corporate Governance and Nominating Committee that he or she will be resigning or that he or she does not intend to stand for re-election to the Board, then, in the case of an election to be held at an annual meeting of stockholders, the Corporate Governance and Nominating Committee will recommend the slate of nominees to the Board at least thirty (30) days prior to the latest date required by the provisions of these Bylaws for stockholders to submit nominations for directors at such annual meeting, or in the case of an election to be held at a special meeting of stockholders, at least 10 days prior to the latest date required by the provisions of Article III of these Bylaws for stockholders to submit nominations for directors at such special meeting. In the event of any inconsistency between this Section 4.5 and the Articles of Incorporation, the terms of the Articles of Incorporation will govern.

4.6.	COMPENSATION COMMITTEE.

The Board shall establish a Compensation Committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the Chief Executive Officer and other executive officers of the Corporation, to recommend to the Board compensation program for outside directors, as well as such other duties and responsibilities as the Board may confer upon the committee from time to time. In the event of any inconsistency between this Section 4.6 and Articles of Incorporation, the terms of the Articles of Incorporation will govern.

ARTICLE V

OFFICERS

5.1.	POSITIONS AND ELECTION.

The officers of the Corporation shall be a Chief Executive Officer, one President, a Secretary, a Treasurer, and an Executive Chairman. The Corporation may also have, at the discretion of the Board, a vice Executive Chairman, a Chief Financial Officer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws.

Any number of offices may be held by the same person.

5.2.	APPOINTMENT OF OFFICERS.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. A failure to elect officers shall not dissolve or otherwise affect the Corporation.

5.3.	SUBORDINATE OFFICERS.

The Board may appoint, or empower the Chief Executive Officer, the Executive Chairman and/or the President of the Corporation, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as provided for in these Bylaws or as the Board may from time to time determine.

5.4.	REMOVAL AND RESIGNATION OF OFFICERS.

Any officer of the Corporation may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer appointed by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by delivering written notice to the Corporation. Resignation is effective when the notice is delivered unless the notice provides a later effective date. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5.	VACANCIES IN OFFICES.

Any vacancy occurring in any office of the corporation shall be filled by the Board or as provided in Section 5.2.

5.6.	EXECUTIVE CHAIRMAN.

The Executive Chairman shall be a member of the Board and, if present, preside at meetings of the Board and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board or as may be prescribed by these Bylaws. The Executive Chairman shall assist the Chief Executive Officer in dealings with the Corporation’s stockholders, planning corporate strategy and supporting the Chief Executive Officer throughout the planning and execution of the Corporation’s business plan. The Executive Chairman shall be appointed by a majority of the Board then in office. If there is no Chief Executive Officer of the Corporation as a result of the death, resignation or removal of such officer, then the Executive Chairman may also serve in an interim capacity as the Chief Executive Officer of the Corporation until the Board shall appoint a new Chief Executive Officer and, while serving in such interim capacity, shall have the powers and duties prescribed in Section 5.7 of these Bylaws. If there is no President of the Corporation then the Executive Chairman shall have the duties of the President. The Executive Chairman shall serve as chairman of and preside at all meetings of the stockholders.

5.7.	CHIEF EXECUTIVE OFFICER.

Subject to the control of the Board and any supervisory powers the Board may give to the Executive Chairman, the Chief Executive Officer shall, together with the President of the Corporation, have general supervision, direction, and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. The Chief Executive Officer shall, together with the President of the Corporation, also perform all duties incidental to this office that may be required by law and all such other duties as are properly required of this office by the Board. In the absence of the Executive Chairman, the Chief Executive Officer shall serve as chairman of and preside at all meetings of the stockholders. In the absence of the Executive Chairman, the Chief Executive Officer shall preside at all meetings of the Board.

5.8.	PRESIDENT.

Subject to the control of the Board and any supervisory powers the Board may give to the Executive Chairman, the President of the Corporation shall, together with the Chief Executive Officer, have general supervision, direction, and control of the business and affairs of the corporation and shall see that all orders and resolutions of the Board are carried into effect. The President shall have such other powers and perform such other duties as from time to time may be prescribed for him or her by the Board, these Bylaws, or the Executive Chairman.

5.9.	VICE PRESIDENTS.

In the absence or disability of the President, the vice presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a vice president designated by the Board, shall perform all the duties of the President. When acting as President, the appropriate vice president shall have all the powers of, and be subject to all the restrictions upon, that President. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these bylaws, the Executive Chairman, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President.

5.10.	SECRETARY.

The Secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show:

(a)	the time and place of each meeting;

(b)	whether regular or special (and, if special, how authorized and the notice given);

(c)	the names of those present at directors’ meetings or committee meetings;

(d)	the number of shares present or represented at stockholders’ meetings; and

(e)	the proceedings thereof.

The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register showing:

(a)	the names of all stockholders and their addresses;

(b)	the number and classes of shares held by each;

(c)	the number and date of certificates evidencing such shares; and

(d)	the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board required to be given by law or by these Bylaws. The Secretary shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these Bylaws.

5.11.	CHIEF FINANCIAL OFFICER.

The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as the Board may designate. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the Chief Executive Officer or, in the absence of a Chief Executive Officer, any President and directors, whenever they request it, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

The Chief Financial Officer may be the Treasurer of the Corporation.

5.12.	TREASURER.

The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as the Board may designate. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President and directors, whenever they request it, an account of all his or her transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

5.13.	ASSISTANT SECRETARY.

The Assistant Secretary, or, if there is more than one, the Assistant Secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of the Secretary’s inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may be prescribed by the Board or these Bylaws.

5.14.	ASSISTANT TREASURER.

The Assistant Treasurer, or, if there is more than one, the Assistant Treasurers, in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Chief Financial Officer or Treasurer or in the event of the Chief Financial Officer’s or Treasurer’s inability or refusal to act, perform the duties and exercise the powers of the Chief Financial Officer or Treasurer, as applicable, and shall perform such other duties and have such other powers as may be prescribed by the Board or these Bylaws.

5.15.	REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The Executive Chairman, the Chief Executive Officer, the President, any vice president, the Treasurer, the Secretary or Assistant Secretary of this Corporation, or any other person authorized by the Board, the Executive Chairman, the Chief Executive Officer, the President or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares or other equity interests of any other corporation or entity standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.16.	AUTHORITY AND DUTIES OF OFFICERS.

In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS AND OFFICERS

6.1.	INDEMNIFICATION IN ACTIONS BY THIRD PARTIES.

The Corporation shall, to the fullest extent permitted by the Nevada Corporations Act, indemnify any person who is or was a director or officer of the Corporation or any predecessor of the Corporation or is or was serving at the Corporation’s request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other entity (each such person, an “Indemnitee”) against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than a proceeding by or in the right of the Corporation, to which the Indemnitee is, was, or is threatened to be made a party by reason of being an Indemnitee, if the Indemnitee either:

(a)	did not breach, through intentional misconduct, fraud, or a knowing violation of law, the Indemnitee’s fiduciary duties as a director or officer to act in good faith and in the interests of the Corporation; or

(b)	acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful.

6.2.	INDEMNIFICATION IN ACTIONS BY OR ON BEHALF OF THE CORPORATION.

The Corporation shall, to the fullest extent permitted by the Nevada Corporations Act, indemnify any Indemnitee against expenses, including attorneys’ fees and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection with any threatened, pending, or completed suit or action by or in the right of the Corporation to which the Indemnitee is, was, or is threatened to be made a party by reason of being an Indemnitee, if the Indemnitee either:

(a)	did not breach, through intentional misconduct, fraud, or a knowing violation of law, the Indemnitee’s fiduciary duties as a director or officer to act in good faith and in the interests of the Corporation; or

(b)	acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation.

6.3.	INDEMNIFICATION AGAINST EXPENSES.

The Corporation shall, to the fullest extent permitted by the Nevada Corporations Act, indemnify any Indemnitee who was successful, on the merits or otherwise, in the defense of any action, suit, proceeding, or claim described in Sections 6.1 and 6.2, against expenses (including attorneys’ fees) actually and reasonably incurred by the Indemnitee in connection with the defense.

6.4.	AUTHORIZATION OF INDEMNIFICATION.

Any indemnification under this Article VI (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 6.1 or Section 6.2 of this Article VI, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, by (i) the board of directors, by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (i) independent legal counsel, in a written opinion, if: (1) A majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders; or (2) a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained; or (iii) by the stockholders of the Corporation (but only if a majority of the directors who are not parties to such action, suit or proceeding, if they constitute a quorum of the Board, presents the issue of entitlement to indemnification to the stockholders for their determination). Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

6.5.	ADVANCEMENT OF EXPENSES.

To the fullest extent permitted by the Nevada Corporations Act, the Corporation shall pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

6.6.	NON-EXCLUSIVITY OF INDEMNIFICATION RIGHTS.

The rights of indemnification set out in this Article VI shall be in addition to and not exclusive of any other rights to which any Indemnitee may be entitled under the Articles of Incorporation, Bylaws, any other agreement with the Corporation, any action taken by the directors or stockholders of the Corporation, or otherwise.

6.7.	INSURANCE.

To the fullest extent permitted by the Nevada Corporations Law or any other applicable law, the corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was a director, officer, employee or agent of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VI.

6.8.	SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

The rights to indemnification and advancement of expenses conferred by this Article VI shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and other personal and legal representatives of such a person.

6.9.	LIMITATION ON INDEMNIFICATION.

Notwithstanding anything contained in this Article IX to the contrary, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board.

6.10.	INDEMNIFICATION OF EMPLOYEES AND AGENTS.

The Corporation may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VI to directors and officers of the Corporation.

6.11.	EFFECT OF AMENDMENT OR REPEAL.

Neither any amendment or repeal of any Section of this Article VI, nor the adoption of any provision of the Articles of Incorporation or the Bylaws inconsistent with this Article VI, shall adversely affect any right or protection of any director or officer, employee or other agent established pursuant to this Article VI existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VI, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VI, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VII

SHARE CERTIFICATES AND TRANSFER

7.1.	CERTIFICATES REPRESENTING SHARES.

The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any class or series of stock shall be uncertificated shares. The Corporation shall, within a reasonable time after the issuance or transfer of any uncertificated shares, send to the registered owner of the shares a written notice containing the information required to be set forth or stated on certificates pursuant to the Nevada Corporations Act. Shares represented by certificates shall be signed by officers or agents designated by the Corporation for such purpose and shall state:

(a) The name of the Corporation and that it is organized under the laws of Nevada.

(b) The name of the person to whom the certificate is issued.

(c) The number of shares represented by the certificate.

(d) Any restrictions on the transfer of the shares, such statement to be conspicuous.

No share shall be issued until the consideration therefor, fixed as provided by law, has been fully paid.

7.2.	TRANSFERS OF SHARES.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of shares of the Corporation shall be made on the books of the Corporation only by the holder of record thereof or by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of shares shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

7.3.	REGISTERED STOCKHOLDERS.

The Corporation may treat the holder of record of any shares issued by the Corporation as the holder in fact thereof, for purposes of voting those shares, receiving distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent with respect to those shares, exercising or waiving any preemptive right with respect to those shares, entering into agreements with respect to those shares in accordance with the laws of the State of Nevada, or giving proxies with respect to those shares.

Neither the Corporation nor any of its officers, directors, employees, or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes, regardless of whether that person possesses a certificate for those shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express notice thereof, except as otherwise provided by law.

7.4.	LOST, STOLEN, OR DESTROYED CERTIFICATES.

The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing the issue of a new certificate or certificates, the Board, in its discretion and as a condition precedent to the issuance thereof, may require the owner of the allegedly lost, stolen, or destroyed certificate, or the owner’s legal representative, to give the Corporation a bond or other security sufficient to indemnify it against any claim that may be made against the Corporation or other obligees with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or certificates.

7.5.	PARTLY PAID SHARES.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, and upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

ARTICLE VIII

DISTRIBUTIONS

8.1.	DECLARATION.

The Board, subject to any restrictions contained in either (i) the Nevada Corporation Law, or (ii) the Articles of Incorporation, may authorize, and the Corporation may make, distributions to its stockholders in cash, property (other than shares of the Corporation), or a dividend of shares of the Corporation’s capital stock.

8.2.	FIXING RECORD DATES FOR DISTRIBUTIONS AND SHARE DIVIDENDS.

For the purpose of determining stockholders entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the Board may, at the time of declaring the distribution or share dividend, set a date no more than 60 days prior to the date of the distribution or share dividend. If no record date is fixed for such distribution or share dividend, the record date shall be the date on which the resolution of the Board authorizing the distribution or share dividend is adopted.

ARTICLE IX

RECORDS AND REPORTS

9.1.	MAINTENANCE AND INSPECTION OF RECORDS.

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws, as may be amended to date, minute books, accounting books and other records.

Any such records maintained by the Corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the Nevada Corporations Act. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record.

Any stockholder of record that satisfies the requirements of the Nevada Corporations Act, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Nevada or at its principal executive office.

9.2.	INSPECTION BY DIRECTORS.

Any director shall have the right to examine the Corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director.

ARTICLE X

GENERAL MATTERS

10.1.	CHECKS, DRAFTS, ETC.

All checks, drafts, or other instruments for payment of money or notes of the Corporation shall be signed by an officer or officers or any other person or persons as shall be determined from time to time by resolution of the Board.

10.2.	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

Except as otherwise provided in these Bylaws, the Board, or any officers of the corporation authorized thereby, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.

10.3.	FISCAL YEAR.

The fiscal year of the Corporation shall be as determined by the Board.

10.4.	CONFLICT WITH APPLICABLE LAW OR ARTICLES OF INCORPORATION.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions of the Nevada Corporations Act shall govern the construction of these Bylaws. These Bylaws are adopted subject to any applicable law and the Articles of Incorporation. Whenever these Bylaws may conflict with any applicable law or the Articles of Incorporation, such conflict shall be resolved in favor of such law or the Articles of Incorporation.

10.5.	INVALID PROVISIONS.

If any one or more of the provisions of these Bylaws, or the applicability of any provision to a specific situation, shall be held invalid or unenforceable, the provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of these Bylaws and all other applications of any provision shall not be affected thereby.

10.6.	AMENDMENT OF BYLAWS.

The Board shall have the exclusive power to amend or repeal these Bylaws, or adopt new Bylaws.

PRELIMINARY PROXY STATEMENT

RECRUITER.COM GROUP, INC. Club 75 at 75 Rockefeller Plaza, New York, NY 10019 (855) 931-1500

VOTE BY INTERNET - proxyvote.equitystock.com

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on May 5, 2020. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL Mark, sign, and date this proxy card and promptly return it to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RECRUITER.COM GROUP, INC.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.				For	Against	Abstain

1.	Approve an increase from 31,250,000 to 250,000,000 shares in the number of shares of Common Stock the Company is authorized to issue (the “Authorized Share Increase”), and approve a corresponding amendment to the Company’s Certificate of Incorporation, as amended, to effect the Authorized Share Increase;			☐	☐	☐

2.	Approve an Agreement and Plan of Merger pursuant to which the Company will merge with and into Recruiter.com Group, Inc., a Nevada corporation and a wholly owned subsidiary of the Company, resulting in reincorporation from the State of Delaware to the State of Nevada (the “Reincorporation”);			☐	☐	☐

3.	Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Reduction and Reincorporation.			☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

PRELIMINARY PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement are available at https://www.equitystock.com.

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RECRUITER.COM GROUP, INC.
Special Meeting of Stockholders
May 6, 2020
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Miles Jennings and Evan Sohn, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and Preferred Stock of RECRUITER.COM GROUP, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 11:00 A.M., local time on May 6, 2020, at Club 75 located at 75 Rockefeller Plaza, New York, NY 10019, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side